                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         Ecology and Environment, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         ECOLOGY AND ENVIRONMENT, INC.
                            368 Pleasant View Drive
                              Lancaster, NY 14086

December 13, 2004

To Our Shareholders:

     On behalf of the Board of Directors, we cordially invite you to attend the 2005 Annual Meeting of the Shareholders of Ecology and Environment, Inc. The Annual Meeting will be held at the Sheraton Four Points Hotel, 2040 Walden Avenue, Cheektowaga, New York, on Thursday, January 20, 2005 at 9:00 a.m. The Formal Notice of Annual Meeting appears on the next page.

     The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors of the Company recommends a vote "FOR" the re-election of the current Directors. It is important that your views be represented whether or not you are able to be present at the meeting.

     We are gratified by your interest in Ecology and Environment, Inc. and urge you to vote your shares either in person or by proxy as soon as possible.

                                      Sincerely,

                                      GERHARD J. NEUMAIER
                                      Chief Executive Officer

                         ECOLOGY AND ENVIRONMENT, INC.
                            368 Pleasant View Drive
                              Lancaster, NY 14086

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:    January 20, 2005
Time:    9:00 a.m.
Place:   Sheraton Four Points Hotel
         4020 Walden Avenue
         Cheektowaga, New York

Purposes of Annual Meeting are:

     1. To elect the Board of Directors.

     2. To act on such other matters as may properly come before the meeting.

     Only Shareholders of record at the close of business on December 6, 2004 will be entitled to vote at the Annual Meeting. To grant a proxy to vote your shares, you may complete and return the enclosed Proxy card. You may also cast your vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting.

     A copy of our Annual Report to Shareholders is enclosed for your reference.

                                      By order of Board of Directors

                                      RONALD L. FRANK,
                                      Secretary

Lancaster, New York
December 13, 2004

                         ECOLOGY AND ENVIRONMENT, INC.
                            368 Pleasant View Drive
                           Lancaster, New York 14086

                                PROXY STATEMENT

                            DATED DECEMBER 13, 2004

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 20, 2005

                              GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Sheraton Four Points Hotel, 4020 Walden Avenue, Cheektowaga, New York at 9:00 a.m., Eastern Standard Time, on Thursday, January 20, 2005 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

     If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

     This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about December 13, 2004.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on December 6, 2004 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on December 6, 2004, the Company had issued and outstanding 2,466,627 shares of Class A Common Stock and, 1,643,045 shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the "Class A Directors") and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the "Class B Directors").

     Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

     Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class A Directors named therein, in favor of the appointment of independent auditors named therein, and in their discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

     Only holders of record of Common Stock at the close of business on December 6, 2004 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will be counted as being present or represented at the meeting for purposes of establishing a quorum.

     Under the Company's by-laws and the laws of the State of New York, directors of each class are elected by a plurality of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. An abstention with respect to such other matters will have the practical effect of a negative vote as to that proposal.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the six Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

                        INFORMATION CONCERNING NOMINEES

     The nominees proposed for election to the Board of Directors are all presently members of the Board.

     The Class A nominees and Class B nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director. In the event a nominee for Class B Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class B Directors.

CLASS A NOMINEES

NOMINEE                  AGE   POSITIONS AND OFFICES HELD WITH THE COMPANY
-------                  ---   -------------------------------------------
Ross M. Cellino          72    Class A Director
Timothy Butler           63    Class A Director

CLASS B NOMINEES

NOMINEE                          AGE   POSITIONS AND OFFICES HELD WITH THE COMPANY
-------                          ---   -------------------------------------------
Gerhard J. Neumaier              67    President and Class B Director
Frank B. Silvestro               67    Executive Vice President and Class B Director
Gerald A. Strobel                64    Executive Vice President of Technical Services and Class B
                                       Director
Ronald L. Frank                  66    Executive Vice President of Finance, Secretary, Treasurer
                                       and Class B Director
Gerard A. Gallagher, Jr.         73    Class B Director
Harvey J. Gross                  77    Class B Director

     Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors.

BUSINESS EXPERIENCE OF NOMINEES

     Mr. Neumaier is a founder of the Company and has served as the President and a Director since its inception in 1970. Mr. Neumaier has a B.M.E. in engineering and a M.A. in physics.

     Mr. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics.

     Mr. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. Mr. Strobel is a registered Professional Engineer with a B.S. in civil engineering and a M.S. in sanitary engineering.

     Mr. Frank is a founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

     Mr. Gallagher joined the Company in 1972. In March 1979, he became a Vice President of Special Projects and in February, 1986 he became a Director. Mr. Gallagher is in charge of quality assurance for hazardous substance projects. In August 1986, he became a Senior Vice President of Special Projects. Mr. Gallagher has a B.S. in physics. Mr. Gallagher retired as an officer of the Company in February 2001.

     Mr. Gross has been a Director of the Company since its inception in 1970. Mr. Gross is an independent insurance broker and a capital financing consultant.

     Mr. Cellino has been a Director of the Company since its inception in 1970. He currently serves as a Class A Director. Mr. Cellino is an attorney and counselor-at-law retired from private practice.

     Mr. Butler was appointed as a Class A Director by the remaining Class A Director of the Company on September 5, 2003 to fill the vacancy left by the resignation of Brent Baird until the next annual meeting of shareholders. Mr. Butler is a retired bank executive with 38 years of experience as a senior bank officer concentrating in business lending and finance.

     The Board of Directors has designated that Mr. Butler is the audit committee financial expert serving on its audit committee. Mr. Butler is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act Regulations.

     The Company has a separately-designated standing audit committee established in accordance with section 3 (a) 58 (A) of the Securities Exchange Act of 1934 and the American Stock Exchange Requirements. The members of the audit committee are Timothy Butler, Ross M. Cellino, and Harvey J. Gross.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended July 31, 2004, the Board of Directors held four (4) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served. The Company's directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company's directors attended last year's annual meeting.

     The Board of Directors has an Audit Committee and a Pension Review Committee. The Board of Directors does not have a nominating committee or a compensation committee. The Board of Directors as a whole makes all decisions with respect to nominations of persons to the board of directors and compensation of executive officers. The Board of Directors has not adopted a policy regarding nomination of directors because it is a "controlled company" under the American Stock Exchange Rules.

     The Audit Committee consists of Messrs. Timothy Butler, Ross M. Cellino (Chairman) and Harvey J. Gross, all non-employee, independent (as defined in the American Stock Exchange (AMEX) listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company's audit and financial reporting process. During fiscal year 2004, the Committee met four
(4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors. The Audit Committee Charter, which was adopted by the Board of Directors on November 24, 2003, and remains unchanged, was attached to the Company's 2003 Proxy Statement as Appendix A.

     The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Ross M. Cellino and Harvey J. Gross. The Committee met one (1) time during the fiscal year 2004. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company's retirement plans meet the compensation goals for the Company's employees as established by the Board of Directors.

                           COMPENSATION OF DIRECTORS

     With the exception of Gerard A. Gallagher, Jr., each Director who is not an employee of the Company is paid an annual director's fee of $27,537 per annum. The director's fee is paid quarterly. Mr. Gallagher is paid $5,191 per month for this effort, which includes the above compensation as a Director of the Company. In addition, on January 15, 2004, Timothy

Butler was awarded 1500 shares of Class A Common Stock, which then had a value of $15,113, pursuant to the Company's 2003 Stock Award Plan as compensation for serving as a Director for the unexpired term ending January 15, 2004

               CORPORATE GOVERNANCE/AMERICAN STOCK EXCHANGE RULES

     The Company's shares of Class A Common Stock are listed on the AMEX. AMEX has required all of its listing companies to certify that they comply with the AMEX's corporate governance rules (CG Rules). The Company has certified to the AMEX that it is in compliance with CG Rules except for those CG Rules relating to the composition of and adoption of a nominating committee and the composition of the compensation committee relating to the Company's Board of Directors. For these items, the Company has relied upon the "controlled company" exception found in the AMEX CG Rules. A "controlled company" is a listing company where more than 50 percent of the voting power of the listing company is in the control of a group. The Company believes that a group, consisting of Messrs. Neumaier, Silvestro, Frank and Strobel and members of their families, now holds more than 50 percent of the voting power of the Company and that, therefore, the Company is a "controlled company" for purposes of the AMEX CG Rules.

     The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors of the Company. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, is filed as an exhibit to this annual report on Form 10-K and posted on the Company's website at www.ene.com, as well as on the Company's internal website which is available to all Company employees. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders may communicate with the Company's Board of Directors through the Company's Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company's Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company's Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of September 30, 2004, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common
Stock:

                                                    CLASS A COMMON STOCK                   CLASS B COMMON STOCK
                                            ------------------------------------   ------------------------------------
                                            NATURE AND AMOUNT                      NATURE AND AMOUNT
                                              OF BENEFICIAL     PERCENT OF CLASS     OF BENEFICIAL
                                                OWNERSHIP         AS ADJUSTED          OWNERSHIP
NAME AND ADDRESS (1)                             (2)(3)               (3)               (2)(3)         PERCENT OF CLASS
--------------------                        -----------------   ----------------   -----------------   ----------------
Gerhard J. Neumaier*                                  355,777         12.8%             345,894               21.1%
Frank B. Silvestro*                                   276,937         10.2%             276,937               16.9%
Ronald L. Frank*                                      208,059          7.9%             199,544               12.1%
Gerald A. Strobel*                                    208,578          7.9%             208,578               12.7%
Franklin Resources, Inc.                              230,000          9.4%                  --                  --
First Carolina Investors, Inc.                        317,100         13.0%                  --                  --
The Cameron Baird Foundation                          193,000          7.9%                  --                  --
E*Capital Corporation (4)                             174,600          7.1%                  --                  --

---------------

*  See Footnotes in next table

(1) The address for Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Franklin Resources, Inc. is 901 Mariners Island Blvd., 6th Floor, San Mateo, California 94404. The address for The Cameron Baird Foundation is c/o Kavinoky & Cook, LLP, 726 Exchange Street, Suite 600, Buffalo, New York 14210. The address for First Carolina Investors, Inc. is 1130 East Third Street, Suite 400, Charlotte, North Carolina 28204. The address for E*Capital Corporation is 1000 Wiltshire Blvd., Los Angeles, CA 90017-2459 and the address for Edward W. Wedbush is P.O. Box 30014, Los Angeles, CA 90030-0014.

(2) Each named individual or corporation is deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3) There are 2,444,445 shares of Class A Common Stock issued and outstanding and 1,643,045 shares of Class B Common Stock issued and outstanding as of September 30, 2004. The figures in the "as adjusted" columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnote 2 above.

(4) Includes 82,000 shares owned by Edward W. Wedbush.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of September 30, 2004, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

                                                       CLASS A COMMON STOCK                   CLASS B COMMON STOCK
                                               ------------------------------------   ------------------------------------
                                               NATURE AND AMOUNT                      NATURE AND AMOUNT
                                                 OF BENEFICIAL     PERCENT OF CLASS     OF BENEFICIAL
                                                   OWNERSHIP         AS ADJUSTED          OWNERSHIP
NAME (1)                                            (2)(3)               (4)               (2)(3)         PERCENT OF CLASS
--------                                       -----------------   ----------------   -----------------   ----------------
Gerhard J. Neumaier* (5)(13)                         355,777             12.8%             345,894               21.1%
Frank B. Silvestro* (13)                             276,937             10.2%             276,937               16.9%
Ronald L. Frank* (6)(13)                             208,059              7.9%             199,544               12.1%
Gerald A. Strobel (7)(13)*                           208,578              7.9%             208,578               12.7%
Harvey J. Gross (8)                                   80,047              3.2%              80,047                4.9%
Gerard A. Gallagher, Jr.                              61,641              2.5%              61,300                3.7%
Ross M. Cellino (9)                                   16,111                *                1,050                   *
Roger Gray (10)                                       10,795                *                5,662                   *
Timothy Butler                                         1,600                *                   --                  --
Directors and Officers as a Group (11)(12)
  (10 Individuals)                                 1,229,272             33.9%           1,179,012               71.8%

---------------

 *  Less than 0.1%

 (1) The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

 (2) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

 (3) Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder. Moreover, the table gives effect to only 3,000 shares of Class A Common Stock of the total 20,450 shares of Class A Common Stock that may be issued pursuant to the Company's Incentive Stock Option Plan, which may be purchased within the next 60 days pursuant to vested options granted to two officers.

 (4) There are 2,444,445 shares of Class A Common Stock issued and outstanding and 1,643,045 shares of Class B Common Stock issued and outstanding as of September 30, 2004. The figure in the "as adjusted" columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnotes 2 and 3 above.

 (5) Includes 525 shares of Class A Common Stock owned by Mr. Neumaier's spouse, as to which he disclaims beneficial ownership. Includes 5,525 shares of Class A Common Stock owned by Mr. Neumaier's Individual Retirement Account. Does not include any shares of Class A Common Stock or Class B Common Stock held by Mr. Neumaier's adult children. Includes 3,833 shares of Class A Common Stock owned by a Partnership in which Mr. Neumaier is a general partner.

 (6) Includes 18,625 Shares of Class B Common Stock owned by Mr. Frank's former spouse as to which he disclaims beneficial ownership except for the right to vote the shares, which he retains pursuant to an agreement with his former spouse. Includes 2,515 shares of Class A Common Stock owned by Mr. Frank's individual retirement account.

 (7) Includes 1,008 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for his three children, as to which he disclaims beneficial ownership.

 (8) Includes an aggregate of 21,047 shares of Class B Common Stock owned by two trusts created by Mr. Gross of which he and his spouse are the sole beneficiaries during their lifetimes.

 (9) Includes 10,396 shares of Class A Common Stock owned by Mr. Cellino's spouse, as to which shares he disclaims beneficial ownership; also includes 4,555 shares of Class A Common Stock owned by Mr. Cellino's Individual Retirement Account. Includes 5 shares of Class A Common Stock owned by a limited partnership in which Mr. Cellino is a general partner.

(10) Includes 1,200 shares of Class A Common Stock, which may be issued upon exercise of a stock option granted on December 12, 1995 pursuant to the Company's Incentive Stock Option Plan.

(11) Does not include 71,107 shares (35,650 shares of Class A Common Stock and 35,457 shares of Class B Common Stock) owned by the Company's Defined Contribution Plan of which Messrs. Gerhard J. Neumaier, Frank, Silvestro and Strobel constitute four of the five trustees of each Plan.

(12) Includes 600 shares of Class A Common Stock, which may be issued upon the exercise of a stock option granted to one officer on December 2, 1994 pursuant to the Company's Incentive Stock Option Plan. Includes 1,200 shares of Class A Common Stock, which may be issued upon the exercise of stock options granted to one officer on December 12, 1995 pursuant to the Company's Incentive Stock Option Plan.

(13) Subject to the terms of the Restrictive Agreement. See "Security Ownership of Certain Beneficial Owners-Restrictive Agreement."

RESTRICTIVE AGREEMENT

     Messrs. Gerhard J. Neumaier, Silvestro, Frank, and Strobel entered into a Stockholders' Agreement in 1970 which governs the sale of an aggregate of 1,167,068 shares Class B Common Stock owned by them, the former spouse of one of the individuals and the children of the individuals. The agreement provides that prior to accepting a bona fide offer to purchase all or any part of their shares, each party must first allow the other members to the agreement the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

                       COMPENSATION OF EXECUTIVE OFFICERS

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2002, 2003 and 2004 of those persons who were at July 31, 2004
(i) the chief executive officer and (ii) the four other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2004 in excess of $100,000. In this report, the five persons named in the table below are referred to as the "Named Executives".

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                         -------------------------------------
                                       ANNUAL COMPENSATION                 STOCK
                                    --------------------------           INCENTIVE   RESTRICTED    LONG-TERM
             NAME AND               FISCAL              BONUS             OPTIONS    STOCK (3)    COMPENSATION      ALL
        PRINCIPAL POSITION           YEAR     SALARY     (1)     OTHER   (SHARES)      AWARDS      PAYOUTS(5)    OTHER (2)
        ------------------          ------   --------   ------   -----   ---------   ----------   ------------   ---------
Gerhard J. Neumaier                  2004    $278,897   30,000    -0-       -0-           -0-           -0-       16,035
President and Director               2003    $260,653   32,500    -0-       -0-           -0-           -0-       15,207
                                     2002    $250,271   25,000    -0-       -0-           -0-           -0-       14,881
Frank B. Silvestro                   2004    $253,730   30,000    -0-       -0-           -0-           -0-       14,724
Executive VP and Director            2003    $236,968   32,500    -0-       -0-           -0-           -0-       13,973
                                     2002    $227,530   25,000    -0-       -0-           -0-           -0-       13,608
Ronald L. Frank                      2004    $253,730   30,000    -0-       -0-           -0-           -0-       14,724
Executive Vice President             2003    $236,968   32,500    -0-       -0-           -0-           -0-       13,973
of Finance, Secretary                2002    $227,530   25,000    -0-       -0-           -0-           -0-       13,570
Treasurer and Director
Gerald A. Strobel                    2004    $253,730   30,000    -0-       -0-           -0-           -0-       14,724
Executive Vice President             2003    $236,968   32,500    -0-       -0-           -0-           -0-       13,973
of Technical Services                2002    $227,530   25,000    -0-       -0-           -0-           -0-       13,570
and Director
Roger J. Gray (4)                    2004    $196,382    3,000    -0-       -0-         2,000        21,951       10,235
Senior Vice President                2003    $211,330   76,626    -0-       -0-           -0-           -0-       14,841
                                     2002    $200,974      -0-    -0-       -0-           -0-           -0-       10,696

---------------

(1) Amounts earned for bonus compensation determined by the Board of Directors.

(2) Represents group term life insurance premiums, contributions made by the Company to its Defined Contribution Plan and Defined Contribution Plan SERP accruals on behalf of each of the Named Executives.

(3) As of July 31, 2004, there were 500 shares of the Company's Class A Common Stock issued pursuant to the Company's Stock Award Plan issued to Roger Gray having a value of $4,525 as of July 31, 2004. Subsequently, on October 26, 2004 additional grants of 221 shares were issued to Mr. Gray with a value of $2,000.

(4) For the period beginning November 2001 through June 30, 2003, Mr. Gray was on an assignment in Saudi Arabia as Project Manager of the Company's work there. The Board of Directors has approved a special cost of living adjustment and completion bonus for Mr. Gray amounting to approximately 40% of base salary earned annually.

(5) Represents the value of vested stock grants pursuant to the Stock Award
    Plan.

None of the Company's Executive Officers have Employment Agreements. Directors who are not employees of the Company are paid an annual fee of $27,537 payable quarterly.

COMPENSATION PURSUANT TO PLANS

     DEFINED CONTRIBUTION PLAN. The Company maintains a Defined Contribution Plan ("the DC Plan"), which is qualified under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under "Executive Compensation", are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant's points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

     SUPPLEMENTAL RETIREMENT PLAN. In April 1994, the Board of Directors of the Company, in response to changes in the tax code, voted to establish a Supplemental Executive Retirement Plan ("SERP") for purposes of providing retirement benefits to employees including officers of the Company whose retirement benefits under the DC Plan are reduced as a result of the compensation limitation imposed by the tax code change. This plan is a non-qualified plan, which provides benefits that would have been lost from the DC Plan due to the imposition of the compensation restriction.

STOCK AWARD PLAN

     Effective March 16, 1998, the Company adopted the Ecology and Environment, Inc. 1998 Stock Award Plan (the "1998 Plan"). To supplement the 1998 Plan the 2003 Stock Award Plan (the "2003 Plan") was approved by the shareholders at the annual meeting held in January 2004 (the 1998 Plan and the 2003 Plan collectively referred to as the "Award Plan"). The 2003 Plan was approved retroactive to October 16, 2003 and will terminate on October 15, 2008. Under the Award Plan key employees (including officers) of the Company or any of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefore, based upon the fair market value of the common stock at the time of the award. The Award Plan authorizes the Company's board of directors to determine for what period of time and under what circumstances awards can be forfeited.

     The Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. The plan permits grants of the award for a period of five (5) years from the date of adoption. As of July 31, 2004, awards for 212,976 shares of Class A common stock have been granted under both plans. Only Mr. Gray of the named Executive Officers found in the Summary Compensation Table has been granted awards pursuant to the Award Plan.

     The Board of Directors of the Company administers the plan and has authority to determine the employees to whom awards are to be granted, the number of shares covered by each award, whether or not the awards are subject to forfeiture or restriction on sale, resale or other disposition of the shares acquired under the award and any other understandings or conditions as to the award recipient's continued employment.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of July 31, 2004 with respect to shares of the Company's common stock that may be issued under existing equity compensation plans.

                                                              NUMBER OF           WEIGHTED
                                                          SECURITIES TO BE    AVERAGE EXERCISE
                                                             ISSUED UPON          PRICE OF
                                                             EXERCISE OF         OUTSTANDING           NUMBER OF
                                                             OUTSTANDING          OPTIONS,            SECURITIES
                                                          OPTIONS, WARRANTS     WARRANTS AND      REMAINING AVAILABLE
PLAN CATEGORY                                                AND RIGHTS            RIGHTS         FOR FUTURE ISSUANCE
-------------                                             -----------------   -----------------   -------------------
Equity compensation plans approved by securities
  holders:
  1986 Incentive Stock Option Plan                             20,450               $7.96                    --
  2003 Stock Award Plan                                            --                  --               152,205
Equity compensation plans not approved by securities
  holders:
  1998 Stock Award Plan                                            --                  --                    --
                                                               ------               -----               -------
Total                                                          20,450                  --               152,205
                                                               ======               =====               =======

Refer to Compensation of Executive Officers -- Compensation Pursuant to Plans for more information on the equity compensation plans.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company believes that during the preceding year its executive officers and directors have complied with all Section 16 filing requirements applicable to them.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a separate Compensation Committee. Compensation of the Company's Executive Officers is considered by the entire Board of Directors. As members of the Board of Directors Messrs. Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel participate in deliberations and discussions concerning their own compensation.

                         INDEPENDENT PUBLIC ACCOUNTANT

     PricewaterhouseCoopers LLP (PwC), independent certified public accountants, served as the auditor of the Company's records for the year ended July 31, 2004 and performed the audit for that year. As of the date of this Proxy Statement, the Audit Committee had not appointed an auditor for the current fiscal year ending July 31, 2005, although it had requested a proposal from PwC to continue to serve as auditor. However, no engagement letter had been received or accepted as of the date of this Proxy Statement.

     Representatives of PwC will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following is a summary of the fees billed to the Company by PwC for professional services rendered for the fiscal years ended July 31, 2004 and July 31, 2003:

FEE CATEGORY                                                  FISCAL 2004 FEES   FISCAL 2003 FEES
------------                                                  ----------------   ----------------
Audit Fees                                                        $172,000           $172,000
Audit-Related Fees                                                $ 34,500           $ 25,500
Tax Fees                                                          $     --           $     --
All Other Fees                                                    $  5,300           $     --
                                                                  --------           --------
Total Fees                                                        $211,800           $197,500

     AUDIT FEES: The aggregate fees accrued for professional services rendered for the audit of the Company's financial statements for the fiscal years ended July 31, 2004 and 2003 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal years ended July 31, 2004 and 2003 were $172,000 and $172,000, respectively.

     AUDIT RELATED FEES: The aggregate fees billed by PwC for services rendered to the Company for 401(k), pension plan audits and indirect rate audits for the years ended July 31, 2004 and 2003 were $34,500 and $25,500, respectively.

     TAX SERVICES: No tax consulting or compliance services were provided by PwC in fiscal years 2004 and 2003.

     ALL OTHER FEES: The Company was billed $5,300 in fiscal year 2004 related to review of SEC comment letters.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence. The Audit Committee approved all services provided by PwC during its fiscal year ended July 31, 2004.

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal year ending July 31, 2004 with the Company's Management and PricewaterhouseCoopers LLP. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU sec.380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from PricewaterhouseCoopers LLP required by Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed with PricewaterhouseCoopers LLP their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2004 for filing with the Securities and Exchange Commission.

     The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected PricewaterhouseCoopers LLP's independence.

                                      Respectfully Submitted,

                                      THE AUDIT COMMITTEE

                                      Harvey J. Gross
                                      Ross M. Cellino
                                      Timothy Butler

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Board of Directors reviews executive officer compensation in an effort to provide levels of compensation that integrate such compensation with the Company's annual and long-term performance goals, award individual achievement and attract and retain qualified executives.

     Compensation for executive officers consists of salaries and bonuses. Salaries for executive officers (including the Chief Executive Officer) are determined by evaluating the officer's performance and contributions to the performance of the Company, the officer's responsibilities, experience and any data available, which describes the general industry trends, peer group practices, published survey data and salary structures of similar sized, profitable competitors.

     The Company has adopted and implemented a performance based compensation plan covering senior technical and management personnel. A year-end bonus pool is established, with bonuses then awarded. Bonuses are awarded to the Company's personnel, including executive officers, based on their individual performance goals and the performance of the Company as a whole.

     The performance bonus awarded to the Chief Executive Officer is derived by an annual award from the Company's overall performance bonus pool, which relates to the Company's performance, long-term objectives, achievements and individual performance.

                                      Respectively Submitted,

                                      THE BOARD OF DIRECTORS

                                      Gerhard J. Neumaier
                                      Frank B. Silvestro
                                      Gerald A. Strobel
                                      Ronald L. Frank
                                      Gerard A. Gallagher, Jr.
                                      Harvey J. Gross
                                      Ross M. Cellino
                                      Timothy Butler

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

     The following graph demonstrates the annual percentage change in the Company's cumulative total shareholder return on common stock against the total return of the companies listed on the American Stock Exchange (the "AMEX Market Index") and a peer group consisting of Arcadis NV NY Registered Shares, CET Environmental Services, Inc., Duratek Inc., Matrix Service Co., Michael Baker Corp., Versar, Inc. (Class A Stock) (collectively the "Peer Group").

                                  [LINE GRAPH]

                 COMPANY                               1999         2000        2001        2002        2003        2004
                 ----------------------------------------------------------------------------------------------------------
                  ECOLOGY & ENVIRONMENT A               100        86.82      131.32      176.09      170.11      164.48
                 ----------------------------------------------------------------------------------------------------------
                  PEER GROUP INDEX                      100       107.31      141.84      133.23      170.78      170.88
                 ----------------------------------------------------------------------------------------------------------
                  AMEX MARKET INDEX                     100       114.55      109.18       99.28      114.08      131.90

* Assumes $100 invested on August 1, 1999 and dividends reinvested through the fiscal year ending July 31, 2004.

                       DEADLINE FOR SHAREHOLDER PROPOSALS
                            FOR NEXT ANNUAL MEETING

     Proposals of shareholders for inclusion in the Company's Proxy Statement for the next Annual Meeting of Shareholders must satisfy all applicable requirements of SEC Rule 14a-8 and must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 15, 2005. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under New York law. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 29, 2005 or the Company's management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company's proxy materials.

                                 OTHER MATTERS

     State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which is carried with National Union Fire Insurance Company of Pittsburgh Pa., has been renewed for one year beginning August 1, 2004, at a premium of $99,045. In addition, the Pension Trust Liability Insurance, which is carried with OneBeacon Insurance Company covering the Company, its subsidiaries, and its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974, has been renewed for one year beginning August 1, 2004 at a premium of $3,575.

     The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

     It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

                                      By order of the Board of Directors,

                                      ECOLOGY AND ENVIRONMENT, INC.

                                      Ronald L. Frank
                                      Secretary

                        ANNUAL MEETING OF SHAREHOLDERS OF

                 ECOLOGY AND ENVIRONMENT, INC. JANUARY 20, 2005
-----------
 PROOF # 1
  Class A
-----------

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


   - Please detach along perforated line and mail in the envelope provided. -

------------------------------------------------------------------------------------------------------------------------------------
  - PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x] -
------------------------------------------------------------------------------------------------------------------------------------
1. ELECTION OF CLASS A DIRECTORS             2. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
                         NOMINEES:
[ ] FOR ALL NOMINEES     O Ross M. Cellino   This proxy, when properly executed, will be voted in the manner directed herein by
                         O Timothy Butler    the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
[ ] WITHHOLD AUTHORITY                       FOR PROPOSAL 1.
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)







INSTRUCTION: To withhold authority to vote
-----------  for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle
             next to each nominee you wish to
             withhold, as shown here:      O
-----------------------------------------------------









---------------------------------------------
To change the address on your account,
please check the box at right and         [ ]
indicate your new address in the address
space above. Please note that changes to
the registered name(s) on the account
may not be submitted via this method.
---------------------------------------------
                         --------------------        ----------                             --------------------        ----------
Signature of Shareholder                       Date:              Signature of Shareholder                        Date:
                         --------------------        ----------                             --------------------        ----------
     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

-----------
 PROOF # 1
  Class A
-----------









                                                                 0




-------------------------------------------------------------------------------
                              CLASS A COMMON STOCK
-------------------------------------------------------------------------------

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         ECOLOGY AND ENVIRONMENT, INC.
                            368 PLEASANT VIEW DRIVE
                           LANCASTER, NEW YORK 14086

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side hereof, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the "Company") held of record by either of the undersigned on December 6, 2004 at the Annual Meeting of Shareholders to be held on January 20, 2005, or any adjournments thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                                                           14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         ECOLOGY AND ENVIRONMENT, INC.

                                JANUARY 20, 2005

-----------
 PROOF # 1
 Class B
-----------

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


   - Please detach along perforated line and mail in the envelope provided. -

------------------------------------------------------------------------------------------------------------------------------------
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
------------------------------------------------------------------------------------------------------------------------------------
1. ELECTION OF CLASS B DIRECTORS                          2. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
                             NOMINEES:
[ ] FOR ALL NOMINEES         O Gerhard J. Neumaier        This proxy, when properly executed, will be voted in the manner directed
                             O Frank B. Silvestro         herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY
[ ] WITHHOLD AUTHORITY       O Gerald A. Strobel          WILL BE VOTED FOR PROPOSAL 1.
    FOR ALL NOMINEES         O Ronald L. Frank
                             O Gerard A. Gallagher, Jr
[ ] FOR ALL EXCEPT           O Harvey J. Gross
    (See instructions below)








INSTRUCTION: To withhold authority to vote for
------------ any individual nominee(s),  mark
             "FOR ALL EXCEPT" and fill in the circle
             next to each nominee you wish to
             withhold, as shown here:      O
-----------------------------------------------------







-------------------------------------------------------
To change the address on your account, please check
the box at right and indicate your new address in   [ ]
the address space above. Please note that changes
to the registered name(s) on the account may not be
submitted via this method.
-------------------------------------------------------
                         -------------------------      --------                          -------------------------      --------
Signature of Shareholder                           Date:         Signature of Shareholder                           Date:
                         -------------------------      --------                          -------------------------      --------
    NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
          When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

-----------
 PROOF # 1
  Class B
-----------
















                                                                0




   --------------------------------------------------------------------------
                              CLASS B COMMON STOCK
   --------------------------------------------------------------------------

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         ECOLOGY AND ENVIRONMENT, INC.
                            368 PLEASANT VIEW DRIVE
                           LANCASTER, NEW YORK 14086

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side hereof, all the shares of Class B Common Stock of Ecology and Environment, Inc. (the "Company") held of record by either of the undersigned on December 6, 2004 at the Annual Meeting of Shareholders to be held on January 20, 2005, or any adjournments thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                                                       14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          ECOLOGY AND ENVIRONMENT, INC.

                                JANUARY 20, 2005

-----------
 PROOF # 1
   401k
-----------

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


   - Please detach along perforated line and mail in the envelope provided. -

------------------------------------------------------------------------------------------------------------------------------------
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
------------------------------------------------------------------------------------------------------------------------------------
1. ELECTION OF CLASS A DIRECTORS             2. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
                       NOMINEES:
[ ] FOR ALL NOMINEES   O Ross M. Cellino     This proxy, when properly executed, will be voted in the manner directed herein by
                       O Timothy Butler      the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
[ ] WITHHOLD AUTHORITY                       PROPOSAL 1.
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)







INSTRUCTION: To withhold authority to
-----------  vote for any individual nominee(s),
             mark "FOR ALL EXCEPT" and fill in
             the circle next to each nominee you wish
             to withhold, as shown here:      O
-----------------------------------------------------







-------------------------------------------

To change the address on your account,  [ ]
please check the box at right and
indicate your new address in the address
space above. Please note that changes to
the registered name(s) on the account
may not be submitted via this method.
                         ------------------------       ---------                          ------------------------       ---------
Signature of Shareholder                          Date:           Signature of Shareholder                          Date:
                         ------------------------       ---------                          ------------------------       ---------
    NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

-----------
 PROOF # 1
   401k
-----------
















                                                                   0



                          CLASS A COMMON STOCK - 401(k)
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          ECOLOGY AND ENVIRONMENT, INC.
                             368 PLEASANT VIEW DRIVE
                           LANCASTER, NEW YORK 14086

THIS PROXY INSTRUCTION IS REQUESTED BY THE RELIANCE TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

     The undersigned hereby instructs Reliance Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on January 20, 2005, or any adjournments thereof.

     *   AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

     Reliance Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Reliance Trust Company before 5:00 p.m. EST on January 19, 2005. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Reliance Trust Company, as indicated above, the shares allocated to the participant's account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                                           14475